Exhibit 10.8

AMENDMENT TO SPONSOR SUPPORT AGREEMENT

This AMENDMENT TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) is made and entered into as of February 14, 2023, by and among Golden Falcon Sponsor Group, LLC, a Delaware limited liability company (“Sponsor”), Golden Falcon Acquisition Corp, a Delaware corporation (“GF”), and MNG Havayollari ve Tasimacilik A.S., a joint stock corporation organized under the laws of Turkey (the “Company”), and Xavier Rolet, KBE, Dominique D’Hinnin, I. Martin Pompadur, Isabelle Amiel Azoulai, and Mikael Breuer-Weil (each an “Additional Founder Shares Holder” and, collectively, the “Additional Founder Shares Holders” and together with Sponsor, the “Sponsor Persons”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Sponsor Support Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor Persons, GF, and the Company previously entered into that certain Sponsor Support Agreement dated December 6, 2022 (the “Sponsor Support Agreement”); and

WHEREAS, the parties to the Sponsor Support Agreement desire to amend the Sponsor Support Agreement as set forth in this Amendment.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.	Section 7. Section 7 of the Sponsor Support Agreement is hereby amended and restated in its entirety as follows:

“Cash Exercise of GF Private Placement Warrants. After the Effective Time, Sponsor agrees that notwithstanding anything to the contrary set forth in the agreement governing the exercise by Sponsor of any Company Warrants, for as long as Sponsor (or a Permitted Transferee of Sponsor) holds Company Warrants, any exercise by Sponsor (or a Permitted Transferee of Sponsor) of such Company Warrants shall only be done on a cash (and not a cashless) basis. For the avoidance of doubt, this Section 7 shall not apply to the exercise of any Company Warrants after any Transfer of such Company Warrants by Sponsor (or a Permitted Transferee of Sponsor) to a third party.”

2.	No Further Amendment. Except as expressly provided in this Amendment, all of the terms and conditions of the Sponsor Support Agreement remain unchanged and continue in full force and effect.

3.

No Waiver. Except as specifically set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the parties under the Sponsor Support Agreement nor shall it constitute a waiver of any provision of the Sponsor Support Agreement.

4.

Effect of Amendment. This Amendment shall form a part of the Sponsor Support Agreement for all purposes, and each party to this Amendment and to the Sponsor Support Agreement shall be bound by this Amendment.

5.	Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

6.

Entire Agreement; Counterparts. This Amendment and the Sponsor Support Agreement (as amended by this Amendment) (including Exhibit A thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties hereto, or any of them, with respect to the subject matter hereof and thereof. This Amendment may be executed and delivered (including by facsimile or portable document format (.pdf) transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GOLDEN FALCON SPONSOR GROUP, LLC

By:	/s/ Makram Azar
Name: Makram Azar
Title: CEO

[Signature Page to Amendment to Sponsor Support Agreement]

GOLDEN FALCON ACQUISITION CORP.

By:	/s/ Makram Azar
Name: Makram Azar
Title: CEO

[Signature Page to Amendment to Sponsor Support Agreement]

MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş.

By:	/s/ Mehmet Nazif Günal
Name: Mehmet Nazif Günal
Title: Chairman of the Board of Directors

[Signature Page to Amendment to Sponsor Support Agreement]

/s/ Xavier Rolet, KBE
Xavier Rolet, KBE

[Signature Page to Amendment to Sponsor Support Agreement]

/s/ Dominique D’Hinnin
Dominique D’Hinnin

[Signature Page to Amendment to Sponsor Support Agreement]

/s/ I. Martin Pompadur
I. Martin Pompadur

[Signature Page to Amendment to Sponsor Support Agreement]

/s/ Isabelle Amiel Azoulai
Isabelle Amiel Azoulai

[Signature Page to Amendment to Sponsor Support Agreement]

/s/ Mikael Breuer-Weil
Mikael Breuer-Weil

[Signature Page to Amendment to Sponsor Support Agreement]